U.S. SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: July 27, 2005


                        TRANSAX INTERNATIONAL LIMITED
              __________________________________________________
       (Exact Name of Small Business Issuer as Specified in its Charter)


                                   COLORADO
                   ________________________________________
             (State or other Jurisdiction as Specified in Charter)


            00-27845                                    84-1304106
                  __________________________________________
    (Commission file number)           (I.R.S. Employer Identification No.)


                       5201 Blue Lagoon Drive, 8th Floor
                               Miami, FL, 33126
                        _______________________________
                   (Address of Principal Executive Offices)


                                 305-629-3090
                             ____________________
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  	Written  communications  pursuant  to Rule 425 under the Securities Act
	(17 CFR 230.425)
[  ]	Soliciting  material  pursuant  to  Rule  14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
[  ]  	Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
	Exchange Act (17 CFR 240.14d-2(b))
[  ]  	Pre-commencement communications pursuant to Rule 13e-4{copyright} under
	the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ON JULY 27, 2005, THE BOARD OF DIRECTORS OF TRANSAX INTERNATIONAL LIMITED, A COLORADO CORPORATION (THE "COMPANY"), MADE A PUBLIC ANNOUNCEMENT AND PRESS RELEASE DISCLOSING MATERIAL NON-PUBLIC INFORMATION REGARDING THE COMPANY'S RESULTS OF OPERATIONS FOR THE SECOND-QUARTER ENDED JUNE 30, 2005.

THE PRESS RELEASE DATED JULY 27, 2005 OF THE COMPANY IS FILED AS EXHIBIT 2.1 TO THIS CURRENT REPORT ON FORM 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

2.1 News Release of Transax International Limited dated JULY 27, 2005.



SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Transax International Limited


Date:  JULY 27, 2005              By:/s/ Stephen Walters
                                  ------------------------
                                  Stephen Walters
                                  President and Chief Executive Officer